UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MASIMO CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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SUPPLEMENT
TO
PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
to be held on June 1, 2017
The date of this Supplement is May 24, 2017
On April 12, 2017, Masimo Corporation, a Delaware corporation (“Masimo”), filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement (the “Proxy Statement”) relating to Masimo’s 2017 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, June 1, 2017, at 2:00 p.m. Pacific Time at the principal executive offices of Masimo at 52 Discovery, Irvine, California 92618. As previously disclosed, the record date for determining the Masimo stockholders entitled to vote at the Annual Meeting is April 3, 2017.
Masimo is providing this supplement (this “Supplement”) solely to correct information that appears in the responses to Questions 3 and 19 of the “Questions and Answers You May Have About these Proxy Materials and Voting” section of the Proxy Statement on pages 7 and 13 of the Proxy Statement, respectively. The answers to both questions inadvertently indicated that 51,462,547 shares of common stock were outstanding as of the record date for the Annual Meeting; however, the number of shares outstanding as of the record date was 51,143,638 shares. In addition, the number of votes needed for a quorum to be represented at the Annual Meeting as disclosed in the response to Question 19 was inadvertently reported as 25,731,275 votes instead of 25,571,820 votes. Masimo apologizes for any confusion and has included below corrected versions of the responses to Questions 3 and 19.

3. Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on April 3, 2017 will be entitled to vote at the Annual Meeting. At the close of business on this record date, there were 51,143,638 shares of common stock outstanding and entitled to vote and no shares of preferred stock outstanding or entitled to vote. The holders of common stock will have one vote for each share of common stock they owned as of the close of business on April 3, 2017.
Stockholder of Record: Shares Registered in Your Name
If at the close of business on April 3, 2017, your shares of common stock were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are the stockholder of record for these shares. As a stockholder of record, you may vote either in person at the Annual Meeting or by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to complete and return the enclosed proxy card or submit your proxy through the internet or by telephone by following the instructions provided in the proxy card to ensure that your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If at the close of business on April 3, 2017, your shares of common stock were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. Certain of these institutions offer the ability to direct your agent how to vote through the internet or by telephone. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy issued in your name from your broker, bank or other agent considered the stockholder of record of the shares.
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19. What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of our outstanding shares of common stock are represented by votes at the Annual Meeting or by proxy. At the close of business on April 3, 2017, the record date for the Annual Meeting, there were 51,143,638 shares of common stock outstanding. Thus, a total of 51,143,638 shares are entitled to vote at the Annual Meeting and holders of common stock representing at least 25,571,820 votes must be represented at the Annual Meeting or by proxy to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or if one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the meeting or a majority of the shares present at the Annual Meeting may adjourn the Annual Meeting to another date.
Additional Information
If you have already submitted your proxy for the Annual Meeting and wish to revoke or change your vote, you may do so at any time before the final vote at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy by (i) submitting another properly completed and executed proxy card with a later date, (ii) submitting a new proxy through the internet or by telephone (1-800-652-VOTE) (your latest internet or telephone instructions submitted prior to the deadline will be followed), (iii) sending a written notice that you are revoking your proxy to our Corporate Secretary, c/o Masimo Corporation, 52 Discovery, Irvine, California 92618, or (iv) attending the Annual Meeting and voting in person. However, simply attending the Annual Meeting will not, by itself, revoke your proxy. Proxies which have already been submitted, and which are not subsequently revoked or changed as described above, will be voted at the Annual Meeting as indicated. Detailed information regarding voting procedures can be found in the Proxy Statement.
Except as described in this Supplement, the information disclosed in the Proxy Statement continues to apply. To the extent that information in this Supplement differs from information disclosed in the Proxy Statement, the information in this Supplement applies. The Proxy Statement and this Supplement have been filed with the SEC and are also available on our website at http://www.masimo.com/About-Masimo/investors/. You may also obtain a copy of our 2016 annual report without charge by sending a written request to Corporate Secretary, c/o Masimo Corporation, 52 Discovery, Irvine, California 92618.

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